UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2004

ARCH CHEMICALS, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-14601	06-1526315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Merritt 7, Norwalk, CT	06851
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 229-2900

(N/A)

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

99.	Press Release, dated May 3, 2004.

ITEM 9. REGULATION FD DISCLOSURE

On May 3, 2004, Arch Chemicals, Inc. released a press release, a copy of the press release is attached as Exhibit 99 to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2004

ARCH CHEMICALS, INC.

By:	/s/ Sarah A. O’Connor
Name:	Sarah A. O’Connor
Title:	Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description
99.	Press Release, dated May 3, 2004.

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